Exhibit 99.1

Bath & Body Works Appoints Eva C. Boratto as Chief Financial Officer

Boratto Brings Over Three Decades of Finance Experience to Bath & Body Works

COLUMBUS, Ohio, July 25, 2023 — Bath & Body Works, Inc. (NYSE: BBWI) today announced that Eva C. Boratto has been appointed chief financial officer of the Company, effective August 1, 2023. Ms. Boratto succeeds Wendy Arlin, who, as previously announced, will be stepping down from her role as chief financial officer, effective July 29, 2023.

Ms. Boratto is a seasoned executive with over three decades of financial and operational experience at both public and private companies. She most recently served as chief financial officer of Opentrons Labworks, a privately held life sciences company. Prior to her role at Opentrons Labworks, Ms. Boratto served as executive vice president and chief financial officer at CVS Health Corporation, a leading health solutions company with more than 300,000 employees and over 9,000 retail locations. During her 11-year tenure at CVS Health, Ms. Boratto held roles with increasing responsibility and was critical to the development of the company’s growth plan, including investment in digitization efforts and new businesses, and supporting the integration of the transformative, $69 billion acquisition of Aetna. Prior to CVS Health, Ms. Boratto spent 20 years at Merck & Co., Inc. in roles with increasing responsibility, including vice president, U.S. market finance leader, where she had financial oversight of Merck’s $15 billion U.S. pharmaceutical business.

“We are pleased to welcome Eva to Bath & Body Works at such an exciting time for the Company, and we look forward to benefitting from her strong financial expertise, retail knowledge and leadership experience,” said Gina Boswell, chief executive officer, Bath & Body Works. “Eva is a results-oriented leader with a strategic and innovative mindset, which will be integral as we continue to take actions to elevate the Bath & Body Works brand and build on the capabilities that will drive profitable growth.”

Ms. Boswell continued, “I’d like to thank Wendy Arlin for her leadership and contributions to Bath & Body Works throughout her tenure. We wish her the best in her future endeavors.”

“Bath & Body Works has cultivated an iconic brand that is instantly recognizable and beloved by customers, and I am thrilled to be joining the team,” said Ms. Boratto. “I look forward to working with Gina and the rest of the management team as we work to strengthen the Company’s position as a leading global omnichannel home and personal care brand, drive future growth and deliver long-term value for shareholders.”

About Eva C. Boratto

Ms. Boratto most recently served as chief financial officer of Opentrons Labworks, a privately held life sciences company, where she helped to direct company strategy, financial planning, investments and business objectives. Prior to Opentrons Labworks, Ms. Boratto served as executive vice president and chief financial officer at CVS Health Corporation. During her 11-year tenure at CVS Health, Ms. Boratto held roles with increasing responsibility and was critical to the development of the company’s growth plan, including investment in digitization efforts and new businesses, and supporting the integration of the transformative, $69 billion acquisition of Aetna. Ms. Boratto also spent 20 years at Merck & Co., Inc. in roles with increasing responsibility, where she maintained financial oversight of a number of divisions, including the $15 billion U.S. pharmaceutical business and the transformation and growth of the global vaccine business. She earned a Master of Business Administration from Drexel University and a Bachelor of Science in Accounting and Economics from Rutgers University.

About Bath & Body Works

Home of America’s Favorite Fragrances®, Bath & Body Works is a global leader in personal care and home fragrance, including top-selling collections for fine fragrance mist, body lotion and body cream, 3-wick candles, home fragrance diffusers and liquid hand soap. Powered by agility and innovation, the company’s predominantly U.S.-based supply chain enables the company to deliver quality, on-trend luxuries at affordable prices. Bath & Body Works serves and delights customers however and wherever they want to shop, from welcoming, in-store experiences at more than 1,800 company-operated Bath & Body Works locations in the U.S. and Canada and more than 435 international franchised locations to an online storefront at bathandbodyworks.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential,” “target,” “goal” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

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general economic conditions, inflation and deflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the seasonality of our business;

•	the anticipated benefits from the Victoria’s Secret & Co. spin-off may not be realized;

•	the spin-off of Victoria’s Secret & Co. may not be tax-free for U.S. federal income tax purposes;

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our dependence on Victoria’s Secret & Co. for information technology services and the transition of such services to our own information technology systems or to those of third-party technology service providers;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	difficulties arising from turnover in company leadership or other key positions;

•	the dependence on store traffic and the availability of suitable store locations on appropriate terms;

•	our continued growth in part through new store openings and existing store remodels and expansions;

•	our ability to successfully operate and expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel business;

•	our ability to protect our reputation and our brand image;

•	our ability to successfully complete environmental, social and governance initiatives, and associated costs thereof;

•	our ability to successfully achieve expected annual cost savings in connection with our profit optimization efforts to reduce expenses and improve operating efficiency in the business;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to maintain, enforce and protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brand, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, wars and other armed conflicts, environmental hazards or natural disasters;

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significant health hazards or pandemics, such as the COVID-19 pandemic, which could result in closed factories and/or stores, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	our reliance on a limited number of suppliers to support a substantial portion of our inventory purchasing needs;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in foreign currency exchange rates;

•	fluctuations in product input costs;

•	fluctuations in energy costs;

•	our ability to adequately protect our assets from loss and theft;

•	increases in the costs of mailing, paper, printing or other order fulfillment logistics;

•	claims arising from our self-insurance;

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our and our third-party service providers’, including Victoria’s Secret & Co. during the term of the Transition Services Agreement between us and Victoria’s Secret & Co., ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party and company information;

•	stock price volatility;

•	our ability to pay dividends and make share repurchases under share repurchase authorizations;

•	shareholder activism matters;

•	our ability to maintain our credit ratings;

•	our ability to service, repurchase or refinance our debt and maintain compliance with our restrictive covenants;

•	the impact of the transition from London Interbank Offered Rate and our ability to adequately manage such transition;

•	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2022 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and our subsequent filings.

For further information, please contact:

Bath & Body Works, Inc.:

Investor Relations

Heather Hollander

InvestorRelations@bbw.com

Media Relations

Jamison Pack

Communications@bbw.com